NUVEEN SYMPHONY LOW VOLATILITY EQUITY FUND

SUPPLEMENT DATED JUNE 30, 2016

TO THE PROSPECTUS DATED JANUARY 29, 2016

Effective June 30, 2016, shares of Nuveen Symphony Low Volatility Equity Fund are being offered through another prospectus. Any references to Nuveen Symphony Low Volatility Equity Fund in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-SLVEP-0616P